UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 7, 2005

Gables Residential Trust

(Exact name of registrant as specified in charter)

Maryland	001-12590	58-2077868
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 510
Boca Raton,  FL 33431
(Address of Principal Executive Offices)  (Zip Code)

(561) 997-9700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Agreement and Plan of Merger

On June 7, 2005, Gables Residential Trust, a Maryland real estate investment trust (the “Company” or “Gables”), and Gables Realty Limited Partnership, a Delaware limited Partnership (the “Operating Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which a newly formed affiliate of Clarion Partners, LLC (“ING Clarion”), an indirect wholly owned subsidiary of ING Groep, NV (the “Acquiror”), will acquire Gables and its subsidiaries through the mergers of the Company and the Operating Partnership with merger subsidiaries of the Acquiror (the “Mergers”).

Pursuant to the terms of the Merger Agreement, each issued and outstanding common share of beneficial interest of the Company, par value $.01 per share (the “Common Shares”), will be converted into the right to receive $43.50 in cash, without interest. Each common unit of limited partnership interest of the Operating Partnership (each, an “OP Unit”) will be converted into the right to receive (i) $43.50 in cash or (ii) if the holder of the OP Unit so elects, subject to certain conditions, one class A common unit of limited partnership interest (“Class A Units”) in the Operating Partnership. Each holder may elect to exchange its OP Units for all or any combination of cash and Class A Units. The elections to receive Class A Units are limited to a maximum of $75 million of OP Units and such elections are subject to a pro-rata cutback. The election to receive Class A Units also will depend upon the availability of an exemption from registration of the issuance of the Class A Units under the federal and state securities laws.  The Class A Units will not be registered under the Securities Act of 1933, as amended, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and will have the rights and obligations set forth in an Eighth Amended and Restated Agreement of Limited Partnership of the Operating Partnership, which will be adopted pursuant to the Mergers. In addition, holders of Common Shares and OP Units will receive additional merger consideration that represents a pro-rata portion of the regular monthly dividend or distribution allocable to the month in which the Mergers are closed and will be based on the number of days having elapsed in such monthly period.

Each issued and outstanding share of the Company’s 7.875% Series C-1 Cumulative Redeemable Preferred Shares, par value $0.01 per share, 7.50% Series D Cumulative Redeemable Preferred Shares, par value $0.01 per share, and 5.0% Series Z Cumulative Redeemable Preferred Shares, par value $0.01 per share, (collectively, the “Preferred Shares”), will be exchanged for a share of preferred stock of the surviving company in the Company merger, with terms substantially identical to the terms of the existing Preferred Shares.  In the Merger Agreement, the Acquiror reserved the right to call the Series Z Preferred Shares for redemption, in accordance with their terms, on or about the effective time of the Mergers.  In addition, the Acquiror also reserved the right to make an offer to purchase the Series C-1 Preferred Shares and the Series D Preferred Shares.

The Merger Agreement provides that, through the effective time of the Mergers, the Company may continue to declare and pay regular monthly dividends on the Common Shares and regular quarterly dividends on the Preferred Shares, and the Operating Partnership may continue to pay corresponding regular distributions in accordance with past practice.

The Mergers and the transactions contemplated by the Merger Agreement have been unanimously approved by the board of trustees of the Company and the board of directors of Gables GP, Inc, a Texas corporation and the sole general partner of the Operating Partnership (“GGPI”) and wholly-owned subsidiary of the Company. The Mergers are subject to customary closing conditions, including the approval of the transaction by the shareholders of the Company and by holders of the limited partner units of the Operating Partnership (including the Company, which holds approximately 87.7% of the limited partner units in the Operating Partnership). The Merger Agreement contains no financing condition, other than as may result if the Acquiror’s lenders assert a failure of a condition to their financing commitment based on the occurrence of certain “market” events, and contains certain termination rights for both the Acquiror and the Company, and further provides that, upon termination of the Merger Agreement under certain specified circumstances, the Company may be required to pay the Acquiror a break-up fee of $43 million. ING Bank N.V. and Lehman Brothers Holdings Inc. have each severally guaranteed a 50% share of the payment obligations and timely performance of the Acquiror, up to a maximum of $400 million each (the “Guaranty”). It is currently anticipated that the Mergers will be closed in the third quarter of 2005.

The foregoing descriptions of the Mergers and the Merger Agreement, and the terms and conditions of the Class A Common Units and the Guaranty, are qualified in their entirety by reference to the text of the Merger Agreement, the form of Eighth Amended and Restated Agreement of Limited Partnership of the Operating Partnership and the Guaranty, which are attached hereto as Exhibit 2.1, Exhibit A to the Merger Agreement, and Exhibit 99.1, respectively, and are incorporated herein by reference. A copy of the Company’s joint press release with ING Clarion, dated June 7, 2005, relating to the Merger Agreement is also attached hereto as Exhibit 99.2.

Executive Severance Agreement and Indemnification Agreements

On June 7, 2005, the Company entered into a Senior Executive Severance Agreement with Cristina F. Sullivan, Senior Vice President of the Company. The Senior Executive Severance Agreement entered into with Ms. Sullivan provides that if her employment is terminated within 24 months following a Change in Control (as defined in the agreement), (1) by the Company for any reason other than for “cause” (as defined in the agreement) or her death or (2) by her for “good reason” (as defined in the agreement), she will be entitled to receive an amount equal to the sum of two times her (i) most recent annual base salary, (ii) the (A) average of cash bonuses earned as a percentage of her maximum cash bonus potential for the three most recently completed fiscal years multiplied by (B) her maximum cash bonus potential expressed as a percentage of annual base salary and multiplied by (C) her most recent annual base salary (or her annual base salary immediately prior to the Change in Control, if higher), and (iii) the value of 50% of the maximum restricted equity award (determined using the fair market value of the shares immediately prior to the Change in Control, without regard to any restrictions thereon) for the fiscal year of the Company in which the Change in Control occurs. The agreement also includes tax gross-up provisions that are applicable in certain circumstances.

In addition, on June 7, 2005, the Company, the Operating Partnership and GGPI (collectively, the “Indemnifying Group”) entered into an Indemnification Agreement with each of Susan M. Ansel, Chief Operating Officer, Douglas G. Chesnut, Senior Vice President-Investments West, Joseph G. Wilber, Senior Vice President-Investments East and Cristina F. Sullivan. The indemnification agreements require, among other things, that the Indemnifying Group indemnify these executive officers to the fullest extent permitted by law and advance to each of them all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The Indemnifying Group must also indemnify and advance all expenses incurred by these executive officers in seeking to enforce their rights under the indemnification agreements and cover them under the Indemnifying Group’s trustees’ and officers’ liability insurance. Although the form of indemnification agreement offers substantially the same scope of coverage afforded by law, it provides assurance to these executive officers that indemnification will be available because such contracts cannot be modified unilaterally in the future by the board of trustees of the Company, the board of directors of GGPI or the Company’s shareholders to eliminate the rights they provide.

The foregoing description of the Senior Executive Severance Agreement and the Indemnification Agreements are qualified in their entirety by reference to the text of the Senior Executive Severance Agreement and the Indemnification Agreements, which are incorporated herein by reference as Exhibits 10.1 and 10.2, respectively.

ITEM 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Effective June 7, 2005, the Company amended its Second Amended and Restated Bylaws, as amended (the “Bylaws Amendment”) to provide that Title 3, Subtitle 7 of the Maryland General Corporation Law, or any successor statute, shall not apply to any acquisition by any person of shares of beneficial interest of the Company. A copy of the Bylaws Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Cautionary Statements

The Merger Agreement has been included to provide investors with information regarding its terms. Except for their status as the contractual documents that establish and govern the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties.

The representations, warranties and covenants made by the parties in the Merger Agreement are qualified, including by information in the schedules referenced in the Merger Agreement that the Company delivered in connection with the execution of the Merger Agreement. Representations and warranties may be used as a tool to allocate risks between the respective parties to the Merger Agreement, including where the parties do not have complete knowledge of all facts, instead of establishing these matters as facts. Furthermore, they may be subject to standards of materiality applicable to the contracting parties, which may differ from those applicable to investors. These representations and warranties may or may not have been accurate as of any specific date and do not purport to be accurate as of the date of this filing. Accordingly, they should not be relied upon as statements of factual information.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger of the Company, the Company intends to file relevant materials with the Securities and Exchange Commission, including a proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND THE OPERATING PARTNERSHIP ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ACQUIROR AND THE MERGER. The proxy statement and other relevant materials (when they become available) and any other documents filed by the Company and the Operating Partnership with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company and the Operating Partnership by contacting Gables Investor Relations at (800) 371-2819 or accessing Gables’ investor relations website. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger.

The Company and its executive officers and trustees may be deemed to be participating in the solicitation of proxies from the security holders of the Company in connection with the merger. Information about the executive officers and trustees of the Company and the number of the Company’s common shares beneficially owned by such persons is set forth in the proxy statement for Gables’ 2005 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2005. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and trustees in the merger by reading the proxy statement regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful under the securities laws of any such jurisdiction.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated June 7, 2005, by and among Gables Residential Trust, Gables Realty Limited Partnership, Bulldog Parent Limited Partnership, Bulldog Properties Trust and Bulldog Merger Limited Partnership.

3.1	Amendment to Second Amended and Restated Bylaws of Gables Residential Trust, as amended.

10.1

Form of Senior Executive Severance Agreement, dated June 7, 2005, as signed by the Company and Cristina F. Sullivan. (Incorporated herein by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K dated April 19, 2005 (File No. 1-12590))

10.2

Form of Indemnification Agreement, dated June 7, 2005, as signed by the Company and each of Susan M. Ansel, Douglas G. Chesnut, Joseph G. Wilber and Cristina F. Sullivan. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (File No. 1-12590))

99.1	Guaranty, dated June 7, 2005, by ING Bank N.V. and Lehman Brothers Holdings Inc in favor of the Company and the Operating Partnership.

99.2	Joint Press Release, dated June 7, 2005, of the Company and ING Clarion.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GABLES RESIDENTIAL TRUST

Date: June 13, 2005	By:	/s/ Marvin R. Banks, Jr.
Marvin R. Banks, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated June 7, 2005, by and among Gables Residential Trust, Gables Realty Limited Partnership, Bulldog Parent Limited Partnership, Bulldog Properties Trust and Bulldog Merger Limited Partnership.

3.1	Amendment to Second Amended and Restated Bylaws of Gables Residential Trust, as amended.

10.1

Form of Senior Executive Severance Agreement, dated June 7, 2005, as signed by the Company and Cristina F. Sullivan. (Incorporated herein by reference to Exhibit 10.6 of the Company’s Current Report on Form 8-K dated April 19, 2005 (File No. 1-12590))

10.2

Form of Indemnification Agreement, dated June 7, 2005, as signed by the Company and each of Susan M. Ansel, Douglas G. Chesnut, Joseph G. Wilber and Cristina F. Sullivan. (Incorporated herein by reference to Exhibit 10.2 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 (File No. 1-12590))

99.1	Guaranty, dated June 7, 2005, by ING Bank N.V. and Lehman Brothers Holdings Inc in favor of the Company and the Operating Partnership.

99.2	Joint Press Release, dated June 7, 2005, of the Company and ING Clarion.